UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On August 31, 2022, FSP 380 Interlocken Corp. and FSP 390 Interlocken LLC (together, the “Seller”), each a wholly-owned subsidiary of Franklin Street Properties Corp. (the “Registrant”), closed on the sale of the office buildings located at 380 Interlocken Crescent, Broomfield, Colorado and at 390 Interlocken Crescent, Broomfield, Colorado (together, the “Property”) to 380 Interlocken Owner, LLC and 390 Interlocken Owner, LLC (as successors-in-interest to RWXI REIT Acquisition, LLC, and together, the “Buyer”), pursuant to a Purchase and Sale Agreement dated June 21, 2022, as amended pursuant to a Reinstatement of and First Amendment to Purchase and Sale Agreement dated July 6, 2022 (as amended, the “Agreement”).  There were no material relationships, other than in respect of the Agreement, among the Seller and the Buyer, or any of their respective affiliates.  The aggregate gross purchase price for the Property was $102,500,000.  The Registrant expects to record a gain of approximately $24,000,000 million in the third quarter of 2022 in connection with the sale of the Property.  On September 6, 2022, the Registrant used proceeds from the sale of the Property to prepay in full its $110,000,000 term loan with Bank of America, N.A. as administrative agent and the other lending institutions party thereto (the “BofA Term Loan”).  If the Registrant had not prepaid the BofA Term Loan in full, the BofA Term Loan would have matured by its own terms on January 12, 2023.

ITEM 9.01. Financial Statements and Exhibits.

(b)Pro forma financial information.

The pro forma financial information of the Registrant as adjusted to give effect to the sale of the Property is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.DESCRIPTION OF EXHIBITS

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

Date: September 7, 2022	By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

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